Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AU

NINETY-SECOND AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Ninety-second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree as follows as of the date last signed below (the "Effective Date"):

1.

TWC desires to use and CSG agrees to provide CSG Data Publisher, as described herein, under the Agreement.  Therefore, upon execution of this Amendment, the following changes are hereby made to the Agreement:

a)	The "Additional Services" section of Schedule C, "Basic Services and Additional Services and Associated Exhibits," of the Agreement shall be amended to include the following:

CSG Data Publisher ("Exhibit C-12"); and

b)

Schedule C, entitled "Basic Services and Additional Services and Associated Exhibits," of the Agreement shall be amended to add the description reflected in Exhibit C-12, attached hereto ("Exhibit C-12"), under "Services Description."

2.

Further, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, "Fees," Section III, "Advanced Reporting," shall be amended to add a new Subsection C entitled "CSG Data Publisher" to include the following fees for CSG Data Publisher:

CSG PRODUCTS
III. Advanced Reporting
C. CSG Data Publisher

Description of Item/Unit of Measure	Frequency	Fee
1. CSG Data Publisher Subscription Fees (Note 1) (Note 2) (Note 4) (Note 6)	********	*****
2. Maintenance Fees (Note 3) (Note 5)	********	$**********

Note 1: CSG Data Publisher Subscription Fees  will include the infrastructure build out, implementation, and delivery of CSG Data Publisher to Customer, pursuant to that certain Statement of Work (CSG document no. 4100611) to be executed by the parties.

Note 2: The CSG Data Publisher Fees are based on TWC’s ********* *********** (including ******* ******) processing on ACP as of the Effective Date of the Ninety-second Amendment of the Agreement (CSG document no. 2506349).  The Parties agree to execute a separate Statement of Work and/or amendment, as applicable, for implementation of CSG Data Publisher to Non-ACP Subscribers that will include additional fees for such implementation.

Note 3: Maintenance Fees specified above will include up to ****** (**) ***** per ***** of additional support for activities outside of administration, issue resolution and general maintenance of CSG Data Publisher; any additional support in excess

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

of such ****** (**) ***** per ***** must be set forth in a separate Statement of Work and shall be provided at TWC's then-current Technical Services rate.

Note 4: In the event, TWC requests additional CSG Data Publisher Objects, such requests will be set forth in a separate Statement of Work and/or amendment, as applicable.

Note 5: The Maintenance Fees shall be subject to annual increase pursuant to Section 5.4 of the Agreement.

Note 6: CSG shall invoice TWC for the CSG Data Publisher Subscription Fees upon execution by the parties of the Ninety-second Amendment of the Agreement (CSG document no. 2506349).

3.

For avoidance of doubt, Participating Affiliates may participate hereunder without incurring any additional fees and without any requirement that such rights be set forth in any such Participating Affiliate’s Affiliate Addendum.  In addition to the termination rights set forth above and in Article 6 of the Agreement, TWC shall also have the right to terminate any Participating Affiliate’s participation hereunder, without notice to CSG.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ James Manchester	By: /s/ Joseph T. Ruble
Name: James Manchester	Name: Joseph T. Ruble
Title: Senior Vice President	Title: EVP,CAO & General Counsel
Date: July 20, 2015	Date: 25 July 2015

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-12

Service Description

1.	CSG Data Publisher Description

CSG will publish and apply CSG Vantage® and CSG Vantage® NRT updates to a TWC hosted relational data store (the "TWC Data Store") which will provide TWC with the ability to update the TWC Data Store, based on the CSG Vantage® and the CSG Vantage® NRT objects (the “CSG Data Publisher Objects”) identified in Attachment 1 to this Exhibit C-12, attached hereto and incorporated herein by reference.

2.	TWC Supported Environment for CSG Data Publisher

CSG and Customer agree that the TWC Data Store will operate on a database version that is compatible with CSG data attributes.  The CSG database, as initially deployed, will be minimally on Oracle version 11.2 or higher. TWC will notify CSG not less than ****** (**) **** in advance of any changes to the location of the TWC Data Store, the relational database management software, or the operating system of the supported environment.

3.	Software Release Enhancements

CSG will provide scheduled releases with enhancements to update the CSG Data Publisher Objects identified in Attachment 1.  CSG will make such enhancements available at no additional cost to TWC. TWC will be responsible for modifying the CSG Data Publisher table structures to support the new, changed, or deleted fields that are impacted by the scheduled releases.

Any such enhancements resulting in changes to the frequency of the CSG Data Publisher feeds (e.g., from batch to real time feeds) will be addressed through a subsequent Statement of Work and/or amendment.

4.	Support

CSG shall provide support for CSG Data Publisher and problems shall be reported and resolved in accordance with Priority Level 3 as set forth in Section II of Schedule H of the Agreement.  CSG's support obligations shall continue through the earlier of (a) termination or expiration of the Agreement (and any Termination Assistance Period, as defined in the Agreement) or (b) such time as TWC ceases its use of Data Publisher services.

5.	Disaster Recovery

Schedule L, Disaster Recovery Plan, of the Agreement is amended to add CSG Data Publisher under the **** *** classification.

6.	Additional Terms
a)	CSG will:
▪	apply full file refreshes in support of release/data model changes, passers and transfers where required, on behalf of and at Customer's request
▪	secure the data in transmission to the TWC Data Store
▪	provide the Data Definition Language (DDL) necessary to TWC

b)TWC will:

▪	procure and operate the TWC Data Store
▪	provide database administration functions for the TWC Data Store

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment 1

to

Exhibit C-12

CSG Data Publisher Objects

Objects	CSG Vantage® Tables	Update Method	TWC Data Store ("DWH") Tables	CSG Vantage® NRT Tables
Business Parameters	***_****_****	********/****
	***_*****	********/****
	***_****	********/****
	****_********	********/****
	***_***_****	********/****
	***_***	********/****
	***_********_*****_*****	********/****
	***_*******_*****_*****	********/****
	***_**_***_*****	********/****

Account	***_****	******		***_*******
	***_*******	******		***_*******
	***_*******	******
	***_****_********	******
	***_***_****	******
	***_***	******
	***_******	******
	***_******	******

Account Receivables	***_****	********/****
	***_*****_**********	********/****
	***_****_**********	********/****

Customer	***_****	******	***_***
	***_*******	******	***_***
	***_***_****	******	DECS_CUS_DATA

Customer Value	***_****_*****	******	***_***

House	***_****	******	***_***
	***_***	******	***_***
	***_*****	******	***_***

Orders	***_*****_****	******	***_***	***_***_*****_**** *** ***_***_*****_****
	***_*****_****_***	******	***_***	***_***_*****_****_*** *** ***_***_*****_****_***
	***_*****_****	******	***_***	***_***_*****_****
	***_*****_****_***	******	***_***	***_***_*****_****_*** *** ***_***_*****_****_***
	***_*******_****	******	***_***	***_***_*******_**** *** ***_***_*******_****
	***_*******_****_***	******	***_***	*** ***_*******_****_*** ***_***_*******_****_***

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Objects	CSG Vantage® Tables	Update Method	TWC Data Store ("DWH") Tables	CSG Vantage® NRT Tables
Items	***_****_****	******	***_***	***_***_*****
	***_****_****	******	***_***	***_***_*****
	***_***_****	******	***_***

Jobs	***_****	******	***_***	***_***
	***_****_***_****	******	***_****_***_****

Equipment	***_***	******	***_***	***_***_********
	***_****	******	***_***	***_***_********
	***_****	******	***_***	***_***_**** *** ***_***_****
	***_******	******	***_***	***_***_******
	***_****_***	******	***_***	***_***_****_***
	***_*****	******	***_***	***_***_*****

Monetary	***_******	**** ******
	***_****_****	**** ******
	***_***_****_****	**** ******

Payments	***_******_*****_*******	********/****		***_***_*******_*******

Voice Tables	***_****_***	********/****
	***_****_****_***	********/****

Notes:

•	Update tables are updated through insert/change/delete records.
•	Load append tables are simply new records appended (versus updated)
•	Truncate / load table records are removed and replaced every night